EXHIBIT A



                                  IN THE UNITED STATES BANKRUPTCY COURT
                                      FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - -x
                                                   :
In re:                                             : Chapter 11
                                                   :
POLAROID CORPORATION,                              : Case No. 01-10864 (PJW)
         et al.,                                   :
         -- --                                     :
                                                   : Jointly Administered
                           Debtors.                :
                                                   :
- - - - - - - - - - - - - - - - - - - - - - - - - -x

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
             PERIOD FROM SEPTEMBER 29, 2003 THROUGH NOVEMBER 2, 2003


                  PLEASE TAKE NOTICE that on November 24, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from September 29, 2003 through November 2, 2003, attached hereto as Exhibit A (the "Monthly Operating Re-ports").

                  PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        November 24, 2003


                                    /s/ Gregg M. Galardi
                                    ----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                     - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                  EXHIBIT A

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED November 2, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes














along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in October 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period September 29, 2003 through and including November 2, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.




                                               /s/ Kevin Pond
Dated:   November 17, 2003                  -----------------------------------
                                                     Debtor in Possession

                                            Title: President
                                            Phone Number: (781) 386-2000

                                                    POLAROID CORPORATION
                                                    DEBTOR QUESTIONNAIRE
                                                        OCTOBER 2003


MUST BE COMPLETED EACH MONTH                                                            YES              NO

1.   Have any assets been sold or transferred outside the normal course of                               No
     business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in                               No
     possession account this reporting period? If yes, provide an explanation below. Note: All cash disbursements for the month of October
     2003 were made in the Polaroid Corporation (renamed Primary PDC, Inc.)
     entity. No other cash disbursements were made in October 2003 by the other
     Debtor companies.

3.   Have all postpetition tax returns been timely filed? If no, provide an             Yes (A)
     explanation below.

    (A) As previously reported in the December 2001 report to the Bankruptcy
    Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

    As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them.
    Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc.
    expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc.
    believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other necessary insurance          Yes
     coverages in effect? If no, provide an explanation below.

                              Polaroid Corporation
                  Statement of Cash Receipts and Disbursements
                  Period September 29, 2003 - November 2, 2003
                                  (in U.S. $'s)



                                                       Beginning
                                                         Book                        Transfers
Account Name                          Account #         Balance        Receipts      In/ (Out)
------------                          ---------         -------        --------     ---------
Bank of New York                       6903534891/  $1,979,611.66
                                      76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                                        $0.00

Interest                                                                 $456.90

Other recoveries                                                   $1,951,172.25

Cash Disbursements:

Professional fee payments (See
 Exhibit A)

Management and transitional services

Other payments made pursuant to an
 order of the Court

All other costs
                                                    -------------- -------------    ------------- -

Balance at November 2, 2003                         $1,979,611.66  $1,951,629.15          $0.00


JP Morgan Chase Tax Escrow Account     507-895053   $4,049,406.92

Cash Receipts:

Interest                                                               $1,725.83

Cash Disbursements:

Account transfer                                                                   ($1,940,213.00)

Tax payments
                                                    -------------- -------------   --------------
Balance at November 2, 2003                         $4,049,406.92      $1,725.83   ($1,940,213.00)



                                                    -------------- -------------   --------------

Balance at November 2, 2003                         $6,029,018.58  $1,953,354.98   -$1,940,213.00
                                                    ============== =============   ==============


                                                        Ending
                                                         Book       Reconciling      Bank
Account Name                          Disbursements     Balance        Items        Balance
------------                          -------------     -------        -----        -------
Bank of New York

Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments (See       $1,129,048.49
 Exhibit A)

Management and transitional services    $49,554.27

Other payments made pursuant to an
 order of the Court                          $0.00

All other costs                         $51,250.00
                                     -------------  -------------- ------------ -------------

Balance at November 2, 2003          $1,229,852.76  $2,701,388.05   $18,583.67 $2,719,971.72


JP Morgan Chase Tax Escrow Account

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                                      -------------- -------------- ----------- -------------
Balance at November 2, 2003                $0.00    $2,110,919.75        $0.00 $2,110,919.75



                                     -------------- -------------- ------------ ------------

Balance at November 2, 2003          $1,229,852.76  $4,812,307.80   $18,583.67 $4,830,891.47
                                     ============== ============== ============ ============


Ch11 Bank Statement
Filing-October'03

                                                                         POLAROID CORPORATION
                                                                   PROFESSIONAL FEE PAYMENT SUMMARY


               PROFESSIONAL VENDOR                            Nov. 2001      Dec. 2001     Jan. 2002    Feb. 2002    Mar. 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                                         $965,791
Kroll Zolfo Cooper, LLC                                                                                    $340,166     $225,000
KPMG LLP
Bingham Dana LLP
------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                                    $335,796
Miller, Buckfire, Lewis
------------------------------------------------------------
Donlin, Recano & Company, Inc.                                     $19,500                                  $85,611      $25,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                                     $351,399
Groom Law Group
McShane
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                            --------------------------------------------------------------------
        TOTAL                                                      $19,500            $0            $0     $777,176   $1,551,587
                                                            --------------------------------------------------------------------

      ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                                             $8,400
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.
ADP Investor Communication Services
                                                            --------------------------------------------------------------------
        TOTAL                                                           $0            $0        $8,400           $0           $0
                                                            --------------------------------------------------------------------

                                                            --------------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                    $19,500            $0        $8,400     $777,176   $1,551,587
                                                            ====================================================================

[Table continued, 2 of 5]
                                                                        POLAROID CORPORATION
                                                                   PROFESSIONAL FEE PAYMENT SUMMARY


               PROFESSIONAL VENDOR                             Apr, 2002    May, 2002    June, 2002  July, 2002   August, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                         $552,209      $1,049,686
Kroll Zolfo Cooper, LLC                                           $304,000     $286,000      547,000    $256,834        $263,542
KPMG LLP                                                                       $320,269       14,953                     $86,663
Bingham Dana LLP
------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                    $711,204
Miller, Buckfire, Lewis
------------------------------------------------------------
Donlin, Recano & Company, Inc.                                     $30,000      $55,000       98,000                    $118,285
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                       $264,468                   324,000    $214,532        $111,431
Young Conaway Stargatt & Taylor LLP                                                                           $0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.            $130,000     $125,000      130,000    $378,601
Groom Law Group                                                                              200,000
McShane                                                             $9,666      $20,479                                   $4,966
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                            ----------------------------------------------------------------------
        TOTAL                                                     $738,134     $806,748   $1,313,953  $2,113,380      $1,634,573
                                                            ----------------------------------------------------------------------

      ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                             $12,768
Foley Hoag & Eliot                                                                                                           440
Horal & Chvosta Law Offices                                                                                                 2125
Merrill Communication                                                                                                      11567
Pro-Legal Services                                                                                                          1625
Goodwin Procter                                                                                                             9722
Ikon Office Solutions                                                                                                      15427
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.
ADP Investor Communication Services
                                                            ----------------------------------------------------------------------
        TOTAL                                                           $0      $12,768           $0          $0         $40,906
                                                            ----------------------------------------------------------------------

                                                            ----------------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                   $738,134     $819,516   $1,313,953  $2,113,380      $1,675,479
                                                            ======================================================================

[Table continued, 3 of 5]
                                                                         POLAROID CORPORATION
                                                                   PROFESSIONAL FEE PAYMENT SUMMARY


               PROFESSIONAL VENDOR                             Sept, 2002    Oct, 2002      Nov, 2002     Dec, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                               $1,795,123       $  357,703      77647
Kroll Zolfo Cooper, LLC                                              231683     $502,971       $  192,769
KPMG LLP                                                                        $225,536                       31800
Bingham Dana LLP                                                                 $11,629
------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis                                                         $481,767
------------------------------------------------------------
Donlin, Recano & Company, Inc.                                        24558      $16,904       $   44,587      17398
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                          387916     $416,558       $  140,135     194866
Young Conaway Stargatt & Taylor LLP                                              $54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                          $233,343                      509600
Groom Law Group                                                       27510      $63,644
McShane                                                                2989      $12,296                        8140
Greenberg Traurig LLP
Buck Consultants                                                      13884        41136       $    3,312       7314
Wind Down Associates, LLC                                                                                      29096
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                            ------------------------------------------------------------
        TOTAL                                                      $688,540   $3,855,160         $738,506     875861
                                                            ------------------------------------------------------------

      ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices                                               0
Merrill Communication                                                               1795
Pro-Legal Services
Goodwin Procter                                                                     5705                         606
Ikon Office Solutions
Kekst & Company Inc                                                   13683
JP Morgan                                                                 0                                     1825
Kilkpatrick & Lockhart LLP                                            10263        46672       $   16,407       7712
David Feldman & Associates                                            15550
Davies Polk & Wardwell                                                43336        13258
Thommessen Krefting Greve LLP                                          2221
Duplicating USC, Inc.                                                  6732
Hewitt Associates LLC                                                     0         7213                        2094
Coffman, De Fries & Northern                                              0         3290
American Stock Transfer & Trust                                           0         3200                        6400
FTI Consultants                                                                                                14390
Baker Botts, LLP                                                                                                 119
Reimer & Braunstein, LLP                                                                                        3064
Morrison & Forester, LLP                                                                                       17012
Baker & McKenzie                                                                                                 666
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.
ADP Investor Communication Services
                                                            ------------------------------------------------------------
        TOTAL                                                       $91,785      $81,133          $16,407      53888
                                                            ------------------------------------------------------------

                                                            ------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                    $780,325   $3,936,293         $754,913   $929,749
                                                            ============================================================

[Table continued, 4 of 5]
                                                                         POLAROID CORPORATION
                                                                   PROFESSIONAL FEE PAYMENT SUMMARY


               PROFESSIONAL VENDOR                              Jan, 2003      Feb, 2003    Mar, 2003    Apr, 2003    May,2003

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                      73614        59701       278027      146666
Kroll Zolfo Cooper, LLC                                                42840         32483        15842         9412       46551
KPMG LLP                                                                                          45378
Bingham Dana LLP
------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
------------------------------------------------------------
Donlin, Recano & Company, Inc.                                         37738         14969        42554        68521       38996
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                            39347         40288        75444        41585       61781
Young Conaway Stargatt & Taylor LLP                                                                            17531
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                120738
Groom Law Group                                                       116652
McShane                                                                 8880          2164
Greenberg Traurig LLP
Buck Consultants                                                        2494
Wind Down Associates, LLC                                              97202         24908        26569        27120       36288
BTB Associates LLC                                                                                 4080         4081        3559
Traxi LLC - Perry M. Mandarino                                                                                            110214
Proskauer Rose LLP

                                                            ---------------------------------------------------------------------
        TOTAL                                                         465892        188426       269567       446276      444056
                                                            ---------------------------------------------------------------------

      ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                                                                               720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                                   11584
Goodwin Procter                                                                                                12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                                              -1825
Kilkpatrick & Lockhart LLP                                                           16557        19707         3262        7056
David Feldman & Associates
Davies Polk & Wardwell                                                 26552         17635        17286        48872        8108
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                                    788          3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                                                       3200
FTI Consultants                                                                                                 7556       19987
Baker Botts, LLP                                                                                    680
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                                1572                      11952
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                                                   13086                     3003
Fidelity Investments Institution                                                                  20800
Prince, Lobel, Glovsky & Tye                                                                        362
KPMG LLP (Canada)                                                                                  9300
Barnes, Richardson & Colburn                                                                                  141511
Ernst & Young, LLP                                                                                            550000
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.
ADP Investor Communication Services
                                                            ---------------------------------------------------------------------
        TOTAL                                                          27087         52393        93173       764441       38153
                                                            ---------------------------------------------------------------------

                                                            ---------------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                       492979        240819       362740      1210718      482209
                                                            =====================================================================

[Table continued, 5 of 5]
                                                                         POLAROID CORPORATION
                                                                   PROFESSIONAL FEE PAYMENT SUMMARY


               PROFESSIONAL VENDOR                             June, 2003  July, 2003  August,2003   Sept, 2003  Oct, 2003

Skadden, Arps, Slate, Meagher & Flom (Illinois)                     205989     335071        166772       130623     222179
Kroll Zolfo Cooper, LLC                                                        152040                                 24179
KPMG LLP                                                                        35312
Bingham Dana LLP                                                                62572
------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
------------------------------------------------------------
Donlin, Recano & Company, Inc.                                       33489      23560         14665        17344     108194
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                          47778     217817                      72194     157525
Young Conaway Stargatt & Taylor LLP                                   8476      71519
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.              201486     200000        160766
Groom Law Group                                                      31850      47471                                 13382
McShane
Greenberg Traurig LLP
Buck Consultants                                                                12870
Wind Down Associates, LLC                                            35209      99450         32975        45052      34127
BTB Associates LLC                                                    6353       7746          5671         5064       5226
Traxi LLC - Perry M. Mandarino                                      140601     187953        110502                  195248
Proskauer Rose LLP                                                  221598      48521        190071       225534     246260

                                                            ----------------------------------------------------------------
        TOTAL                                                       932829    1501902        681423       495811    1006320
                                                            ----------------------------------------------------------------

      ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                                                                                   7500
Kilkpatrick & Lockhart LLP                                            5583      10450                       3872      16977
David Feldman & Associates
Davies Polk & Wardwell                                               14346      51381         25059        45047      10130
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                                                                       3417
Coffman, De Fries & Northern                                          3782                      908
American Stock Transfer & Trust
FTI Consultants                                                      18786      22258          5186        18031
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                             34404      19310         79500                    5214
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                                                 722
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn                                                    20456
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.                           7719         18240                   18871
ADP Investor Communication Services                                                                                   71537
                                                            ----------------------------------------------------------------
        TOTAL                                                        76901     131574        129614        77866     122729
                                                            ----------------------------------------------------------------

                                                            ----------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                                    1009731    1633476        811037       573677    1129048
                                                            ================================================================

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of November 2, 2003
(in U.S. $'s)



ASSETS

TOTAL CASH
                                                                                  4,812,308

NET RECEIVABLES - THIRD PARTY
                                                                                          0
NET RECEIVABLES - INTERCOMPANY
                                                                                          -
NET INVENTORIES
                                                                                          -
TOTAL PREPAID EXPENSES
                                                                                          -

                                                                     -----------------------
TOTAL CURRENT ASSETS
                                                                                  4,812,308
                                                                     -----------------------

NET FIXED ASSETS
                                                                                          -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES
                                                                                        (0)
OTHER NONCURRENT ASSETS
                                                                                    462,226

TOTAL NON-CURRENT ASSETS
                                                                                    462,226

                                                                     -----------------------
TOTAL ASSETS                                                                      5,274,534
                                                                     =======================


LIABILITIES
POST-PETITION NOTES
                                                                                          -
POST-PETITION PAYABLES - THIRD PARTY
                                                                                    623,669
POST-PETITION PAYABLES - INTERCOMPANY
                                                                                          -
TOTAL POST-PETITION ACCRUALS
                                                                                    352,796

                                                                     -----------------------
TOTAL POST-PETITION CURRENT LIABILITIES
                                                                                    976,465

TOTAL POST-PETITION NON-CURRENT LIABILITIES
                                                                                          -

TOTAL PREPETITION  LIABILITIES
                                                                                860,978,847

                                                                     -----------------------
TOTAL LIABILITIES
                                                                                861,955,311

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)
                                                                              (856,680,777)

                                                                     -----------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                            5,274,534
                                                                     =======================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY
COMPANIES
Statement of Financial Position
As of November 2, 2003
(in U.S. $'s)

                                                       Polaroid      Polaroid
                                                         Latin         Asia                  Polaroid
                                        Polaroid        America      Pacific      Inner       Eyewear,
                                       Corporation       Corp.         Ltd.     City, Inc.      Inc.
ASSETS


TOTAL CASH                                4,812,308          -           -           -         -

NET RECEIVABLES - THIRD PARTY                     0          -           -           -         -
NET RECEIVABLES - INTERCOMPANY                    -          -           -           -         -
NET INVENTORIES                                   -          -           -           -         -
TOTAL PREPAID EXPENSES                            -          -           -           -         -
                                      ------------------------------------------------------------------
TOTAL CURRENT ASSETS                      4,812,308          -           -           -         -
                                      ------------------------------------------------------------------
NET FIXED ASSETS                                  -          -           -           -         -
INVESTMENT IN DEBTOR SUBSIDIARY
COMPANIES                                78,611,939          -           -           -         -
OTHER NONCURRENT ASSETS                     462,226          -           -           -         -
TOTAL NON-CURRENT ASSETS                 79,074,165          -           -           -         -
                                      ------------------------------------------------------------------
TOTAL ASSETS                             83,886,473          -           -           -         -
                                      ==================================================================
LIABILITIES
POST-PETITION NOTES                               -          -           -           -         -
POST-PETITION PAYABLES - THIRD PARTY        623,669          -           -           -         -
POST-PETITION PAYABLES - INTERCOMPANY             -          -           -           -         -
TOTAL POST-PETITION ACCRUALS                352,796          -           -           -         -
                                      ------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
LIABILITIES                                 976,465          -           -           -         -

TOTAL POST-PETITION NON-CURRENT
LIABILITIES                                       -          -           -           -         -

TOTAL PREPETITION  LIABILITIES          859,600,046    202,165      64,705      77,106         -
                                      ------------------------------------------------------------------
TOTAL LIABILITIES                       860,576,510    202,165      64,705      77,106         -

TOTAL SHAREHOLDER'S EQUITY /
(DEFICIT)                             (776,690,037)  (202,165)    (64,705)    (77,106)         -

                                      ------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY /
(DEFICIT)                                83,886,473          0           -           -         -
                                      ==================================================================




(TABLE CONTINUED)

                                        Polaroid
                                         Digital    Polaroid ID   Polaroid      Sub Debt       PRD         PRD       Polaroid
                                        Solutions,   Systems,     Malaysia,     Partners    Investment,  Capital,    Memorial
                                           Inc.        Inc.         Ltd.         Corp.         Inc.        Inc.     Drive LLC
ASSETS

TOTAL CASH                                 -           -             -            -             -         -              -

NET RECEIVABLES - THIRD PARTY              -           -             -            -             -         -              -
NET RECEIVABLES - INTERCOMPANY             -           -             -            -             -         -              -
NET INVENTORIES                            -           -             -            -             -         -              -
TOTAL PREPAID EXPENSES                     -           -             -            -             -         -              -
                                      --------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                       -           -             -            -             -         -              -
                                      --------------------------------------------------------------------------------------------
NET FIXED ASSETS                           -           -             -            -             -         -              -
INVESTMENT IN DEBTOR SUBSIDIARY
COMPANIES                                  -           -             -            -             -         -              -
OTHER NONCURRENT ASSETS                    -           -             -            -             -         -              -
TOTAL NON-CURRENT ASSETS                   -           -             -            -             -         -              -
                                      --------------------------------------------------------------------------------------------
TOTAL ASSETS                               -           -             -            -             -         -              -
                                      ============================================================================================
LIABILITIES
POST-PETITION NOTES                        -           -             -            -             -         -              -
POST-PETITION PAYABLES - THIRD PARTY       -           -             -            -             -         -              -
POST-PETITION PAYABLES - INTERCOMPANY      -           -             -            -             -         -              -
TOTAL POST-PETITION ACCRUALS               -           -             -            -             -         -              -
                                      --------------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
LIABILITIES                                -           -             -            -             -         -              -

TOTAL POST-PETITION NON-CURRENT
LIABILITIES                                -           -             -            -             -         -              -

TOTAL PREPETITION  LIABILITIES             -     828,812       199,078          673             -         -              -
                                      --------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          -     828,812       199,078          673             -         -              -

TOTAL SHAREHOLDER'S EQUITY /
(DEFICIT)                                  -   (828,812)     (199,078)        (673)             -         -              -

                                      --------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY /
(DEFICIT)                                  -           -             -            -             -         -              -
                                      ============================================================================================




(TABLE CONTINUED)

                                                         Polaroid Asia                                             Polaroid
                                      Polaroid               Pacific            International           Polaroid      Dry
                                      Partners, Polint,  International, PMC,      Polaroid   Mag Media,  Eyewear    Imaging
                                         Inc.     Inc.       Inc.       Inc.       Corp.      Limited  Far East Inc.  LLC
ASSETS

TOTAL CASH                               -        -             -       -            -         -            -          -

NET RECEIVABLES - THIRD PARTY            -        -             -       -            -         -            -          -
NET RECEIVABLES - INTERCOMPANY           -        -             -       -            -         -            -          -
NET INVENTORIES                          -        -             -       -            -         -            -          -
TOTAL PREPAID EXPENSES                   -        -             -       -            -         -            -          -
                                      -----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                     -        -             -       -            -         -            -          -
                                      -----------------------------------------------------------------------------------------
NET FIXED ASSETS                         -        -             -       -            -         -            -          -
INVESTMENT IN DEBTOR SUBSIDIARY
COMPANIES                                -        -             -       -            -         -            -          -
OTHER NONCURRENT ASSETS                  -        -             -       -            -         -            -          -
TOTAL NON-CURRENT ASSETS                 -        -             -       -            -         -            -          -
                                      -----------------------------------------------------------------------------------------
TOTAL ASSETS                             -        -             -       -            -         -            -          -
                                      =========================================================================================
LIABILITIES
POST-PETITION NOTES                      -        -             -       -            -         -            -          -
POST-PETITION PAYABLES - THIRD PARTY     -        -             -       -            -         -            -          -
POST-PETITION PAYABLES - INTERCOMPANY    -        -             -       -            -         -            -          -
TOTAL POST-PETITION ACCRUALS             -        -             -       -            -         -            -          -
                                      -----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
LIABILITIES                              -        -             -       -            -         -            -          -

TOTAL POST-PETITION NON-CURRENT
LIABILITIES                              -        -             -       -            -         -            -          -

TOTAL PREPETITION  LIABILITIES           -        -         6,034     228            -         -            -          -
                                      -----------------------------------------------------------------------------------------
TOTAL LIABILITIES                        -        -         6,034     228            -         -            -          -

TOTAL SHAREHOLDER'S EQUITY /
(DEFICIT)                                -        -       (6,034)   (228)            -         -            -          -

                                      -----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY /
(DEFICIT)                                -        -             -       -            -         -            -          -
                                      =========================================================================================




(TABLE CONTINUED)

                                       Polaroid
                                        OnLine
                                       Services,                   US
                                         Inc.    Subtotal      Adjustments  Eliminations    Total
ASSETS

TOTAL CASH                                 -   4,812,308             -          -        4,812,308

NET RECEIVABLES - THIRD PARTY              -           0             -          -                0
NET RECEIVABLES - INTERCOMPANY             -           -             -          -                -
NET INVENTORIES                            -           -             -          -                -
TOTAL PREPAID EXPENSES                     -           -             -          -                -
                                      -------------------------------------------------------------
TOTAL CURRENT ASSETS                       -   4,812,308             -          -        4,812,308
                                      -------------------------------------------------------------
NET FIXED ASSETS                           -           -             -          -                -
INVESTMENT IN DEBTOR SUBSIDIARY
COMPANIES                                  -  78,611,939  (78,461,939)  (150,000)              (0)
OTHER NONCURRENT ASSETS                    -     462,226             -          -          462,226
TOTAL NON-CURRENT ASSETS                   -  79,074,165  (78,461,939)  (150,000)          462,226
                                      -------------------------------------------------------------
TOTAL ASSETS                               -  83,886,473  (78,461,939)  (150,000)        5,274,534
                                      =============================================================
LIABILITIES
POST-PETITION NOTES                        -           -             -          -                -
POST-PETITION PAYABLES - THIRD PARTY       -     623,669             -          -          623,669
POST-PETITION PAYABLES - INTERCOMPANY      -           -             -          -                -
TOTAL POST-PETITION ACCRUALS               -     352,796             -          -          352,796
                                      -------------------------------------------------------------
TOTAL POST-PETITION CURRENT
LIABILITIES                                -     976,465             -          -          976,465

TOTAL POST-PETITION NON-CURRENT
LIABILITIES                                -           -             -          -                -

TOTAL PREPETITION  LIABILITIES             - 860,978,847             -          -      860,978,847
                                      -------------------------------------------------------------
TOTAL LIABILITIES                          - 861,955,311             -          -      861,955,311

TOTAL SHAREHOLDER'S EQUITY /
(DEFICIT)                                  - (778,068,838)(78,461,939)  (150,000)    (856,680,777)

                                      -------------------------------------------------------------
TOTAL LIABILITIES & EQUITY /
(DEFICIT)                                  -  83,886,473  (78,461,939)  (150,000)        5,274,534
                                      =============================================================



POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition
Liabilities
As of November 2, 2003
(in U.S. $'s)

                                            Polaroid      Polaroid
                                               Latin         Asia                  Polaroid
                              Polaroid        America      Pacific      Inner       Eyewear,
                             Corporation       Corp.         Ltd.     City, Inc.      Inc.
                          ------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes             17,858,030            -          -             -            -
     Non-Interest
     Overdrafts                      -            -          -             -            -
     Current Long-Term
     Debt                  573,900,990            -          -             -            -
                          ----------------------------------------------------------------
PRE-PETITION NOTES
                           591,759,019            -          -             -            -

Pre-Petition Payables
     Trade Accounts
     Payable                58,663,695      162,520          -        77,106            -
     Interco Payables-US
     to Foreign                      -            -          -             -            -
     Interco
     Payables-Foreign to US          -            -          -             -            -
     Interco
     Payables-Domestic Subs          -            -          -             -            -
     Interco
     Payables-Foreign Subs           -            -          -             -            -
                          ----------------------------------------------------------------
TOTAL PRE-PETITION
PAYABLES                    58,663,695      162,520          -        77,106            -

Pre-Petition Accruals:
     Reserve
     Restructuring          11,452,323            -          -             -            -
     Accrued Payroll &
     Related Expenses        8,692,842            -     64,705             -            -
     Accrued Tax & Gov't
     Accounts                        -            -          -             -            -
     Accrued Income Taxes
                              (17,456)            -          -             -            -
     Deferred Income Tax
     - Current                       -            -          -             -            -
     Accrued Warranty
                                     -            -          -             -            -
     Other Accrued
     Liabilities            48,992,819       31,007          -             -            -
     Post-Retirement
     Medical                         -            -          -             -            -
     Post-Employment
     Benefits                        -            -          -             -            -
     Other Accrued Taxes
                            11,984,603            -          -             -            -
                          ----------------------------------------------------------------
TOTAL PRE-PETITION
ACCRUALS                    81,105,132       31,007     64,705             -            -

                          ----------------------------------------------------------------
TOTAL PRE-PETITION
CURRENT LIABILITIES        731,527,846      193,527     64,705        77,106            -
                          ----------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current
Liabilities:
     Post-Retirement
     Medical                         -            -          -             -            -
     Post-Employment
     Benefits               31,510,165            -          -             -            -
     Long-Term Debt                  -            -          -             -            -
     Deferred Taxes          1,891,782        8,639          -             -            -
     Other                  94,670,253            -          -             -            -
                          ----------------------------------------------------------------
TOTAL PRE-PETITION
NON-CURRENT LIABILITIES    128,072,199        8,639          -             -            -

                          ----------------------------------------------------------------
TOTAL PRE-PETITION
LIABILITIES                859,600,046      202,165     64,705        77,106            -
                          ================================================================


(TABLE CONTINUED)

                                     Polaroid
                                      Digital    Polaroid ID   Polaroid      Sub Debt       PRD         PRD         Polaroid
                                     Solutions,   Systems,     Malaysia,     Partners    Investment,  Capital,      Memorial
                                        Inc.        Inc.         Ltd.         Corp.         Inc.        Inc.       Drive LLC
                       -------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                          -            -            -            -               -          -                -
     Non-Interest
     Overdrafts                          -            -            -            -               -          -                -
     Current Long-Term
     Debt                                -            -            -            -               -          -                -
                          ----------------------------------------------------------------------------------------------------
PRE-PETITION NOTES
                                         -            -            -            -               -          -                -

Pre-Petition Payables
     Trade Accounts
     Payable                             -      614,635            -            -               -          -                -
     Interco Payables-US
     to Foreign                          -            -            -            -               -          -                -
     Interco
     Payables-Foreign to US              -            -            -            -               -          -                -
     Interco
     Payables-Domestic Subs              -            -            -            -               -          -                -
     Interco
     Payables-Foreign Subs               -            -            -            -               -          -                -
                          ----------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
PAYABLES                                 -      614,635            -            -               -          -                -

Pre-Petition Accruals:
     Reserve
     Restructuring                       -            -            -            -               -          -                -
     Accrued Payroll &
     Related Expenses                    -            -            -            -               -          -                -
     Accrued Tax & Gov't
     Accounts                            -            -            -            -               -          -                -
     Accrued Income Taxes
                                         -      214,177      199,078            -               -          -                -
     Deferred Income Tax
     - Current                           -            -            -            -               -          -                -
     Accrued Warranty
                                         -            -            -            -               -          -                -
     Other Accrued
     Liabilities                         -            -            -          673               -          -                -
     Post-Retirement
     Medical                             -            -            -            -               -          -                -
     Post-Employment
     Benefits                            -            -            -            -               -          -                -
     Other Accrued Taxes
                                         -            -            -            -               -          -                -
                          ----------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
ACCRUALS                                 -      214,177      199,078          673               -          -                -

                          ----------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
CURRENT LIABILITIES                      -      828,812      199,078          673               -          -                -
                          ----------------------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current
Liabilities:
     Post-Retirement
     Medical                             -            -            -            -               -          -                -
     Post-Employment
     Benefits                            -            -            -            -               -          -                -
     Long-Term Debt                      -            -            -            -               -          -                -
     Deferred Taxes                      -            -            -            -               -          -                -
     Other                               -            -            -            -               -          -                -
                          ----------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
NON-CURRENT LIABILITIES                  -            -            -            -               -          -                -

                          ----------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
LIABILITIES                              -      828,812      199,078          673               -          -                -
                          ====================================================================================================




(TABLE CONTINUED)



                                                     Polaroid Asia                                             Polaroid
                                  Polaroid               Pacific            International           Polaroid      Dry
                                  Partners, Polint,  International, PMC,      Polaroid   Mag Media,  Eyewear    Imaging
                                     Inc.     Inc.       Inc.       Inc.       Corp.      Limited  Far East Inc.  LLC
                     -------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                     -          -               -        -         -          -               -           -
     Non-Interest
     Overdrafts                     -          -               -        -         -          -               -           -
     Current Long-Term
     Debt                           -          -               -        -         -          -               -           -
                          -------------------------------------------------------------------------------------------------
PRE-PETITION NOTES
                                    -          -               -        -         -          -               -           -

Pre-Petition Payables
     Trade Accounts
     Payable                        -          -               -        -         -          -               -           -
     Interco Payables-US
     to Foreign                     -          -               -        -         -          -               -           -
     Interco
     Payables-Foreign to US         -          -               -        -         -          -               -           -
     Interco
     Payables-Domestic Subs         -          -               -        -         -          -               -           -
     Interco
     Payables-Foreign Subs          -          -               -        -         -          -               -           -
                          -------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
PAYABLES                            -          -               -        -         -          -               -           -

Pre-Petition Accruals:
     Reserve
     Restructuring                  -          -               -        -         -          -               -           -
     Accrued Payroll &
     Related Expenses               -          -           6,034        -         -          -               -           -
     Accrued Tax & Gov't
     Accounts                       -          -               -        -         -          -               -           -
     Accrued Income Taxes
                                    -          -               -      228         -          -               -           -
     Deferred Income Tax
     - Current                      -          -               -        -         -          -               -           -
     Accrued Warranty
                                    -          -               -        -         -          -               -           -
     Other Accrued
     Liabilities                    -          -               -        -         -          -               -           -
     Post-Retirement
     Medical                        -          -               -        -         -          -               -           -
     Post-Employment
     Benefits                       -          -               -        -         -          -               -           -
     Other Accrued Taxes
                                    -          -               -        -         -          -               -           -
                          -------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
ACCRUALS                            -          -           6,034      228         -          -               -           -

                          -------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
CURRENT LIABILITIES                 -          -           6,034      228         -          -               -           -
                          -------------------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current
Liabilities:
     Post-Retirement
     Medical                        -          -               -        -         -          -               -           -
     Post-Employment
     Benefits                       -          -               -        -         -          -               -           -
     Long-Term Debt                 -          -               -        -         -          -               -           -
     Deferred Taxes                 -          -               -        -         -          -               -           -
     Other                          -          -               -        -         -          -               -           -
                          -------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
NON-CURRENT LIABILITIES             -          -               -        -         -          -               -           -

                          -------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION
LIABILITIES                         -          -           6,034      228         -          -               -           -
                          =================================================================================================





(TABLE CONTINUED)

                                 Polaroid
                                  OnLine
                                 Services,                   US
                                   Inc.    Subtotal      Adjustments  Eliminations    Total
                          -----------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                       -  17,858,030              -          -         17,858,030
     Non-Interest
     Overdrafts                       -           -              -          -                  -
     Current Long-Term
     Debt                             - 573,900,990              -          -        573,900,990
                          -----------------------------------------------------------------------
PRE-PETITION NOTES
                                      - 591,759,019              -          -        591,759,019

Pre-Petition Payables
     Trade Accounts
     Payable                          -  59,517,956              -          -         59,517,956
     Interco Payables-US
     to Foreign                       -           -              -          -                  -
     Interco
     Payables-Foreign to US           -           -              -          -                  -
     Interco
     Payables-Domestic Subs           -           -              -          -                  -
     Interco
     Payables-Foreign Subs            -           -              -          -                  -
                          -----------------------------------------------------------------------
TOTAL PRE-PETITION
PAYABLES                              -  59,517,956              -          -         59,517,956

Pre-Petition Accruals:
     Reserve
     Restructuring                    -  11,452,323              -          -         11,452,323
     Accrued Payroll &
     Related Expenses                 -   8,763,581              -          -          8,763,581
     Accrued Tax & Gov't
     Accounts                         -           -              -          -                  -
     Accrued Income Taxes
                                      -     396,027              -          -            396,027
     Deferred Income Tax
     - Current                        -           -              -          -                  -
     Accrued Warranty
                                      -           -              -          -                  -
     Other Accrued
     Liabilities                      -  49,024,499              -          -         49,024,499
     Post-Retirement
     Medical                          -           -              -          -                  -
     Post-Employment
     Benefits                         -           -              -          -                  -
     Other Accrued Taxes
                                      -  11,984,603              -          -         11,984,603
                          -----------------------------------------------------------------------
TOTAL PRE-PETITION
ACCRUALS                              -  81,621,033              -          -         81,621,033

                          -----------------------------------------------------------------------
TOTAL PRE-PETITION
CURRENT LIABILITIES                   - 732,898,009              -          -        732,898,009
                          -----------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current
Liabilities:
     Post-Retirement
     Medical                          -           -              -          -           -
     Post-Employment
     Benefits                         -  31,510,165              -          -  31,510,165
     Long-Term Debt                   -           -              -          -           -
     Deferred Taxes                   -   1,900,421              -          -   1,900,421
     Other                            -  94,670,253              -          -  94,670,253
                          ----------------------------------------------------------------
TOTAL PRE-PETITION
NON-CURRENT LIABILITIES               - 128,080,838              -          - 128,080,838

                          ----------------------------------------------------------------
TOTAL PRE-PETITION
LIABILITIES                           - 860,978,847              -          - 860,978,847
                          ================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 9/29/03 to 11/2/03
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in October 2003.



[JPMorganChase Letterhead]                                                    October 1, 2003 - October 31, 2003
                                                                              Page 1 of 1
                                                          507 000 TS          Business Statement
                 POLAROID-OEP IMAGING CORPORATION                             Customer Service
                 ATTN: KEVIN R. POND                                          If there are any questions regarding
                 PRIMARY PDC INC.                                             your account, please call your
                 1265 MAIN STREET                                             Relationship Manager.
                 WALTHAM MA 02451

                                                                              Primary Account Number              507-895053
                                                                              Number of Checks Enclosed:          0

                 Money Market Account      507-895053                                            POLAROID-OEP IMAGING CORPORATION
---------------- -----------------------------------------------------------  ---------------------------------------------------
Summary                                                            Number                 Amount
                 Opening Balance                                                         $4,049,406.92
                 .............................  ........  ............................................  .........................
                 Deposits and Credits                                 1                      $1,725.83
                 .............................  ........  ............................................  .........................
                 Withdrawals and Debits                               1                  $1,940,213.00
                 .............................  ........  ............................................  .........................
                 Checks Paid                                                                     $0.00
                 -----------------------------  --------  --------------------------------------------- -------------------------
                 Ending Balance                                                          $2,110,919.75
                 -----------------------------  --------  -------------------------  --------------------------------------------

                 Average Balance                          $3,986,819.48
                 .............................  ........  .........................  .................  .........................
                 Interest Paid for 31 Day(s)                   $1,725.83           Interest Credited Year to Date    $21,971.75
                                                                                                        .........................
                 Interest Rate(s):              10/24 to 10/26 at 0.51%
                                                10/27 to 10/27 at 0.53%
                                                10/28 to 10/28 at 0.48%
                                                10/29 to 10/29 at 0.47%
                                                10/30 to 10/30 at 0.52%
                                                10/31 to 10/31 at 0.53%
---------------- -----------------------------  -----------------------------  -----------------  --------------------------------
Deposits and     Date     Description                                                                                     Amount
Credits
                 .............................  --------.....................  .................  ................................
                 10/31 Interest Paid                                                                                   $1,725.83
                 --------------------------------------------------------------.................  --------------------------------
                 Total                                                                                                 $1,725.83
---------------- -----------------------------  --------  -------------------  -----------------  --------------------------------
Withdrawals      Date     Description                                                                                     Amount
and Debits
                 .............................  ........  ...................  .................  ............................
                 10/31    Global Plus Debt Memorandum                                                              $1,940,213.00
                          10202920.2
                          0011859160
                          PER SECT 2.1 OF AGMT AND JOINT
                          INSTRUCTIONS DTD 10/24/03
                 -----------------------------------........--...................  -----------------  ----------------------------
                 Total                                                                                            $1,940,213.00
---------------- ---------------------------------  --------  -------------------  -----------------  ----------------------------
Daily Balance
                 Date                      Balance            Date        Balance                     Date               Balance
                 .................................            ...................                     ..........................



                 .................................            ...................                     ..........................
                 10/31               $2,110,919.78



[The Bank of New York Letterhead]                                                                     Business Banking Statement

                                                                       Period:          10/01/03 to 10/31/03
                                                                       Page:            1 of 4
                                                                       Enclosures:      51
                                                                                                                            4873
                                                                                                                          --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                                  Credit
of Accounts           Account Type             Account No.                         Assets               Loans          Available
                      Checking Account         690-3534891                         155,000.00
                      Mutual Fund              76001691637                       2,564,971.72
                      TOTAL                                                      2,719,971.72             .00               .00
                      ------------------------------------------------------ ------------------- ---------------------------------

Mutual Fund           MUTUAL FUNDS
Information           -   are NOT insured by the FDIC
                      -   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                      -   are subject to investment risks, including possible loss of principal amount invested.

Check                 Activity                                                                           Account No. 690-3534891
Invest
                      Date     Description                                         Debits              Credits           Balance
                      10/01    OPENING BALANCE                                                                        155,000.00
                      -------- --------------------------------------------- ------------------- -------------------------------
                      10/01    1 CHECK                                                500.00-                         154,500.00
                      10/01    CHECKINVEST TRANSFER                                                     500.00        155,000.00
                      10/02    B/O: POLAROID CORP.                                                        9.25        155,009.25
                               2003100201228NPN
                      10/06    2 CHECKS                                            13,312.32-                         141,696.93
                      10/06    CHECKINVEST TRANSFER                                                  13,303.07        155,000.00
                      10/08    3 CHECKS                                            13,540.71-                         141,459.29
                      10/08    CHECKINVEST TRANSFER                                                  13,540.71        155,000.00
                      10/10    4 CHECKS                                            85,009.36-                          69,990.64
                      10/10    CHECKINVEST TRANSFER                                                  85,009.36        155,000.00
                      10/14    7 CHECKS                                           115,742.54-                          39,257.46
                      10/14    CHECKINVEST TRANSFER                                                 115,742.54        155,000.00
                      10/15    3 CHECKS                                            15,000.00-                         140,000.00
                      10/15    CHECKINVEST TRANSFER                                                  15,000.00        155,000.00
                      10/16    REFER TO SERVICE CHARGE ADVICE                          49.69-                         154,950.31
                      10/16    3 CHECKS                                            18,148.70-                         136,801.61
                      10/16    CHECKINVEST TRANSFER                                                  18,198.39        155,000.00
                      10/17    1 CHECK                                              5,000.00-                         150,000.00
                      10/17    CHECKINVEST TRANSFER                                                   5,000.00        155,000.00
                      10/21    4 CHECKS                                           125,990.75-                          29,009.25

                                                                     EXHIBIT B



                                   Exhibit B

                   Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor
LLP
The Brandywine Building, 17th
Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

Adam Harris, Esquire
O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, New York 10112-0002
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commission
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier

Perry M. Mandarino
Partner
Traxi LLC
212 West 35th Street
New York, New York 10001
By Overnight Courier

Laura Davis Jones, Esq.
Rachel Lowy Werkheiser, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
919 N. Market Street, 16th Floor
P.O. Box 8705 (19899)
Wilmington, DE 19801
By Hand-Delivery

Marc A. Beilinson, Esq.
Ellen M. Bender, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
10100 Santa Monica Blvd., Suite 1100
Los Angeles, CA 90067
By Overnight Courier

Michael E. Foreman, Esq.
James D. Meade, Esq.
Proskauer Rose LLP
1585 Broadway
New York, NY 10036-8299
By Overnight Courier